T. Rowe Price Institutional Global Focused Growth Equity Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2019, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE GLOBAL FOCUSED GROWTH EQUITY FUND

On November 25, 2019, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Global Stock Fund through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is November 26, 2019.

11/26/19